UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 14, 2008

CAREGUIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-22319	16-1476509
(Commission File No.)	(IRS Employer Identification No.)

4401 N.W. 124th Avenue

Coral Springs, Florida 33065

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 796-3714

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to Form 8-K amends the Form 8-K that CareGuide, Inc. filed with the Securities and Exchange Commission on July 21, 2008, solely to attach the exhibits to the Form 8-K which were inadvertently omitted from the original filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
3.1

Second Amended Certificate of Designations, Powers, Preferences and Relative, Participating, Optional or Other Special Rights, and the Qualifications, Limitations or Restrictions Thereof of the Series A Preferred Stock.

99.1	Press Release dated July 18, 2008.

*       ****

                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2008	CAREGUIDE, INC. By: /s/ Chris E. Paterson Chris E. Paterson Chief Executive Officer

2